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                                   SSgA FUNDS

                       SUPPLEMENT DATED FEBRUARY 19, 2003

                              SSgA YIELD PLUS FUND
                       PROSPECTUS DATED DECEMBER 27, 2002

Effective February 17, 2003, the SSgA Yield Plus Fund is managed by the SSgA Global Fixed Income Team. The Advisor uses a team approach to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for each respective investment strategy offered by the Advisor and State Street Global Advisors. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within State Street Global Advisors. The SSgA Global Fixed Income Team is overseen by the State Street Global Advisors Investment Committee.